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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-85656) of Lyondell Chemical Company of our report dated June 28, 2002 relating to the financial statements of the Lyondell Chemical Company 401(k) and Savings Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

Houston, Texas
June 28, 2002